Income Taxes	12 Months Ended
Dec. 31, 2011
Income Taxes [Abstract]
INCOME TAXES

NOTE 12—INCOME TAXES

The total provision benefit for income taxes consists of the following:

	2011	2010	2009
	(in thousands)
Current
State	$—	$63	$—
Deferred
Federal	(513)	—	—
State	(60)	—	—
Foreign	(123)	—	—

Total tax expense	$(696)	$63	$—

At December 31, 2011, we had available for U.S. federal income tax reporting purposes, net operating loss carryforwards (NOL) for regular tax purposes of approximately $142 million which expires in varying amounts during the tax years 2019 through 2031 and foreign NOL of approximately $49 million which expire during the tax years 2015 through 2031. We also have approximately $2.5 million of depletion carryover which has no expiration. Approximately $45 million of our NOL relates to corporate acquisitions and the utilization of that portion of the NOL is limited on an annual basis under Section 382 as discussed below. With the exception of the tax benefits related to the NuLoch acquisition, no provision for federal income tax benefit is reflected on the statement of operations for the years ended December 31, 2011, 2010, and 2009, because we are uncertain as to our ability to utilize our NOL in the future. In May of 2011, we recorded a deferred tax liability in connection with the NuLoch acquisition and have recognized a deferred tax benefit due to the reversal of timing differences during the year.

The NOL above includes $9 million of deductions for excess stock-based compensation. Excess stock-based compensation deductions represent stock-based compensation that have generated tax deductions that have not yet resulted in a cash tax benefit because the Company has NOL carryforwards. The Company plans to recognize the federal NOL tax assets associated with excess stock-based compensation tax deductions only when all other components of the federal NOL tax assets have been fully utilized. If and when the excess stock-based compensation related NOL tax assets are realized, the benefit will be credited directly to equity. Internal Revenue Code, or I.R.C., Section 382 imposes additional limitations on a corporation's ability to utilize its NOL carryforwards in the tax years following an "ownership change". For this purpose, an ownership change results from stock transactions that increase the ownership of certain existing and new stockholders in the corporation by more than 50 percentage points during the previous three year testing period. The minimum annual NOL utilization limitation amount is determined by multiplying Company's market capitalization value on the ownership change date by the applicable federal interest rate. The amount of the limitation may, under certain circumstances, be increased to reflect both recognized and deemed recognized built-in gains that occur, or are deemed to occur, during the five-year period immediately following the ownership change. An ownership change occurred in 2007 that subjected approximately $13 million of NOL carryforwards to the annual NOL utilization limitations provided for in Section 382 in addition to the limitation on the NOL related to the acquisitions discussed above. However, the annual NOL utilization limitations applicable to these ownership changes are not expected to have a material impact on our ability to utilize the NOL carryforwards generated in those prior years.

The following is a reconciliation of the reported amount of income tax expense (benefit) for the years ended December 31, 2011, 2010, and 2009 to the amount of income tax expense that would result from applying domestic federal statutory tax rates to pretax income:

	2011	2010	2009
	(in thousands)
Statutory tax expense (benefit)	$(26,301)	$(5,520)	$(5,741)
State income tax	(4,641)	63	—
Effect of foreign tax rates	315	—	—
Effect of permanent differences	419	386	7
Change in valuation allowance	29,512	5,134	5,734

Total tax expense (benefit)	$(696)	$63	$—

The components of our deferred income taxes were as follows for the years ended December 31, 2011, 2010 and 2009:

	2011	2010	2009
	(in thousands)
Deferred tax assets:
Net operating loss carryforwards	$62,923	$21,520	$17,084
Asset retirement obligations	7,475	1,691	771
Share based compensation	10,247	3,091	2,693
Depletion carry forwards	972	972	508
Other foreign tax credits	834	—	—
Foreign tax credits	25,506	—	—
Deferred tax liabilities:
Property and equipment	(111,015)	(3,685)	(2,895)
Valuation allowances
Foreign tax credits	(25,506)	—	—
Related to acquisitions	(15,212)	—	—
Valuation allowance	(51,523)	(23,589)	(18,161)

Net deferred tax	$(95,299)	$—	$—

The tax years 2008-2011 remain open to examination for federal income tax purposes and by the other major taxing jurisdictions to which we are subject. The tax years 2007-2011 remain open for the Texas Franchise tax.